Rule 497(e)
                                                                File No. 2-89550




                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company

                Supplement to the Prospectus dated April 30, 2004

Under the heading "Investments of the Series Accounts, American Century Funds (Investor Class)," please delete the disclosure provided regarding the American Century Equity Income Fund and replace with the following:

American Century Equity Income Fund seeks to provide current income. Capital appreciation is a secondary objective. The fund seeks to meet these objectives by investing in securities that the fund's managers believe have a favorable income-paying history that have prospects for dividend payments to continue or increase. The fund managers also look for securities of companies that they believe are undervalued and have the potential for an increase in price. The fund seeks to receive dividend payments that provide a yield that exceeds the yield of the stocks comprising the S&P 500 Index. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The fund managers also look for companies whose dividend payments appear high when compared to the stock price. The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 85% of the fund's assets invested in income-paying securities and at least 80% of its assets in equity securities at all times..



                Please keep this Supplement for future reference.























                                                                   August, 2004